SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 17, 2001
                                                          --------------

                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                              1-2394             13-3768097
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(State or other jurisdiction            (Commission         (IRS Employer
 of incorporation)                      File Number)        Identification No.)

                 110 East 59th Street, New York, New York 10022
                     Address of principal executive offices


Registrant's telephone number, including area code: (212) 355-5200
                                                    --------------

                                      N/A
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         (Former name or former address, if changed since last report.)



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Item 5.   Other Events.
          ------------

          On April 17, 2001, WHX Corporation issued a press release, which is set forth as Exhibit 99.1 to this Current Report, announcing the results of operations for the twelve months ended December 31, 2000.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)   Exhibits

                Exhibit No.         Exhibits

                   99.1             Press Release of WHX Corporation dated April
                                    17, 2001.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WHX CORPORATION


Dated: April 17, 2001                        By:  /s/ Arnold Nance
                                                  ----------------
                                                  Name:  Arnold Nance
                                                  Title: Vice-President-Finance